UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2011

ADOBE SYSTEMS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-15175	77-0019522
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

345 Park Avenue San Jose, California	95110-2704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2011, Robert Tarkoff informed us of his intention to resign from his position as Senior Vice President, Digital Enterprise Solutions Business Unit, of Adobe Systems Incorporated, effective September 1, 2011 to pursue other opportunities.  Mr. Tarkoff submitted his resignation on August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Dated: August 18, 2011
	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer